[GRAPHIC]
                                                             [GRAPHIC] Endurance

[GRAPHIC]                 Keefe, Bruyette & Woods Inc.
                            2003 Insurance Conference

[GRAPHIC]               ---------------------------------
                        Endurance Specialty Holdings Ltd.
                        ---------------------------------

                                September 4, 2003

Forward Looking Statements

Statements contained in this Presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.


2                                                            [GRAPHIC] Endurance

                      Brief History of Endurance Specialty

  Dec. 17, 2001        May 16, 2002      Dec. 31, 2002       May 16, 2003       May 28-30, 2003       July 29, 2003
-----------------   -----------------  -----------------  -----------------    -----------------    -----------------
    Commenced            Acquired       Reported gross         Acquired           Upgraded to        Reported gross
operations after       LaSalle Re's       premiums of         majority of         "A" from AM          premiums of
raising of $1.2b       Property-Cat      $799m and net         HartRe's            Best and            $1,015m and
    of equity            business          income of          reinsurance       received FSR of       net income of
                                        $102m for FY02         business          "A-" from S&P       $118m for 1H03
-----------------   -----------------  -----------------  -----------------    -----------------    -----------------

[GRAPHIC] Endurance ----------------------------------------------------------------------------------------------->>>

            August 13, 2002          September 27, 2002          February 28, 2003           August 12, 2003
        ----------------------     ----------------------      ----------------------    ----------------------
            Closed on $300m              Repurchased             Raised $202.3m in            Closed $500m
          bank debt facility           $100m of equity          successful Initial         revolving credit /
                                       securities from            Public Offering           letter of credit
                                      Zurich Financial          under ticker symbol             facility
                                       Services Group                  "ENH"
        ----------------------     ----------------------      ----------------------    ----------------------


3                                                            [GRAPHIC] Endurance

                     2003 Year to Date Premium Distribution

                    Gross Premium Written = $1,015 million *

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                               Other
Property       Casualty      Specialty
  50%            35%            15%

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Reinsur.      Insurance
  80%            20%

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

               Marsh &
  Aon          McLennan        Willis        Other
  33%            22%            19%           26%

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                                            Property      Casualty
Property      Property        Casualty       Indivi.       Indivi.       Other
Per Risk        Cat            Treaty         Risk          Risk       Specialty
  31%           13%              20%           4%            10%          23%

* Broker distribution chart excludes $396m of gross premiums acquired from HartRe.


4                                                            [GRAPHIC] Endurance

No Legacy Issues

                                    Goodwill
Investment                                                             1998-2001
  Losses                                                               Business

  Asbestos /                                                          Accounting
Environmental
                                  Reinsurance
                                  Recoverables


5                                                            [GRAPHIC] Endurance

Financial Performance

($ in thousands)
                              Year Ended      Six Months Ended  Latest 12 Months
Income Statement           December 31, 2002   June 30, 2003     June 30, 2003
--------------------------------------------------------------------------------
Gross written premiums           $798,760        $1,014,771       $1,418,344
Net income                        102,066           117,992          185,481

GAAP combined ratio                  86.2%             83.8%            85.2%
Statutory combined ratio             80.9%             80.7%            82.4%

Balance Sheet
--------------------------------------------------------------------------------
Total assets                   $2,054,594        $3,257,872
Reserves for losses and LAE       200,840           492,739
Total shareholders' equity      1,217,500         1,547,802


6                                                            [GRAPHIC] Endurance

Strong Underwriting Culture

                          Endurance Specialty Approach
--------------------------------------------------------------------------------
o     ROE, not premium, focus

o     Minimum mandated combined ratios by line

o     Portfolio of uncorrelated risks

o     Monoline-level of expertise in specific market segments

o Sophisticated risk modeling and tracking techniques. Strict underwriting controls

o     Heavy investment in MIS and infrastructure

                                Investor Benefits
--------------------------------------------------------------------------------
o     Superior return on equity

o     Profitability, not market share

o     Lower volatility of earnings / more efficient capital utilization

o     Controlled exposures to single and multiple catastrophes


7                                                            [GRAPHIC] Endurance

The Platforms and Business Lines

               ---------------------------------------------------
                  Endurance Specialty Insurance Ltd. (Bermuda)
               ---------------------------------------------------

Severity Driven Risks

o     Property-Cat and Per Risk Treaty

o     Severity Driven Casualty Treaty

o     Excess Casualty

o     Prof. Liability / E&O

o     Healthcare

o     Aviation

o     North American Direct Property

               ---------------------------------------------------
               Endurance Reinsurance Corporation of America (U.S.)
               ---------------------------------------------------

Frequency Driven Risks

o     Property Reinsurance

o     Casualty Reinsurance

               ---------------------------------------------------
                  Endurance Worldwide Insurance Limited (U.K.)
               ---------------------------------------------------

o     Non North American Property Treaty

o     European Direct Property


8                                                            [GRAPHIC] Endurance

The Business Model

                                                                               Corporate Strategy,
                   ------------------------------------                        Capital Allocation,
                     Centralized Executive Management                            Risk Management
                   ------------------------------------
                                                                                   Specialized
Property Per     Casualty Treaty       Property            Casualty            Underwriting Teams,
  Risk and         Reinsurance      Individual Risk    Individual Risk -
 Catastrophe                                            Excess Casualty         Each Leader with
 Reinsurance                                           and Professional             20+ Years
                                                                                   Experience,

 Endurance         Healthcare         Aerospace           Endurance            Underwriters Focus
 Worldwide                                                 America             Solely on a Single
 (London)                                                (New York)             Line of Business

                   ------------------------------------                     Actuarial Data Analysis,
                       Centralized Support Functions                             Risk Modeling,
                   ------------------------------------                       Information Systems,
                                                                                     Claims


9                                                            [GRAPHIC] Endurance

Superior Capital Position

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

         Endurance       AAA           AA           A           BBB
           253%          175%         150%         125%         100%

                           S&P Capital Adequacy Ratio


10                                                           [GRAPHIC] Endurance

Solid, But Disciplined Growth

                    Quarterly LTM Gross Premium Written ($mm)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

          3Q 2002         4Q 2002          1Q 2003         2Q 2003
           $623            $799            $1,030          $1,418

                       Quarterly Annualized Operating ROE
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

          3Q 2002         4Q 2002          1Q 2003         2Q 2003
           8.8%            11.5%            13.4%           16.3%

Note: ROE is calculated as operating income divided by average equity. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains/losses and after-tax net foreign exchange gains/losses.


11                                                           [GRAPHIC] Endurance

Visible ROE Expansion

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                        Target
       Annualized Operating ROE          ROE    How will Endurance get there?
-------------------------------------   ------  -----------------------------
 3Q      4Q      1Q      2Q     YTD     Mid to  o  Continued market dislocations
2002    2002    2003    2003    2003     High
                                        Teens   o  Disciplined underwriting
8.8%    11.5%   13.4%   16.3%   15.4%
                                                o  Adding new lines of business

                                                o  Investment income growth with
                                                   loss reserve growth

                                                o  Sophisticated capital
                                                   management

                                                o  Demonstrated ability to make
                                                   highly accretive acquisitions


Note: ROE is calculated as operating income divided by average equity. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains/losses and after-tax net foreign exchange gains/losses.


12                                                           [GRAPHIC] Endurance

Achieving Our Targets

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


88.0% Combined Ratio  90.0% Combined Ratio         Operating Assumptions
--------------------  --------------------       -------------------------
       17.5%
                             15.5%          <---  Mid to High Teens Returns

        5.5%
                              5.5%          <---  1.5:1.0 Investment Leverage at
                                                 3.70% yield

       12.0%
                              10.0%         <---  1.0:1.0 Operating Leverage

       Unlevered Return On Capital


13                                                           [GRAPHIC] Endurance

Increasing Business Leverage

                   Annualized Quarterly Operating Leverage (a)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

          3Q 2002         4Q 2002          1Q 2003         2Q 2003
           0.37x           0.55x            0.56x           0.78x

                        Quarterly Investment Leverage (b)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

          3Q 2002         4Q 2002          1Q 2003         2Q 2003
           1.09x           1.19x            1.27x           1.34x

(a) Premium leverage is calculated by dividing quarterly net premiums earned by quarterly average equity.

(b) Investment leverage is calculated by dividing quarterly average invested assets at amortized cost by quarterly average equity.


14                                                           [GRAPHIC] Endurance

Conclusion

>     Quantitative, underwriting focused business model

> Experienced management team and underwriters focused on long-term execution

>     Conservative balance sheet - no legacy issues

>     Exceptionally strong launch with strong visible earnings growth

> On or ahead of target of achieving 13%-14% ROE in 2003, and mid-teens ROE in 2004


15                                                           [GRAPHIC] Endurance

[GRAPHIC]
                                                             [GRAPHIC] Endurance

[GRAPHIC]                 Keefe, Bruyette & Woods Inc.
                            2003 Insurance Conference

[GRAPHIC]               ---------------------------------
                        Endurance Specialty Holdings Ltd.
                        ---------------------------------

                                September 4, 2003